INCOME TAXES - INCOME TAX EXPENSE RECONCILIATION (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Net income (loss) before income taxes	$ 814	$ 532	$ (113)
Income tax at statutory tax rate	140	87	(7)
Tax effect of:
International operations subject to different tax rates	(84)	(59)	6
Change in tax rates and imposition of new tax legislation	(35)	0	0
Other	(4)	3	0
Total income tax expense (recovery)	$ 17	$ 31	$ (1)